SEGMENT INFORMATION

                           TECHNE CORPORATION AND SUBISIDARIES
                         (in thousands of $'s, except per share data)

                                                        Increase (Decrease)
                             Fiscal 2009                  From Fiscal 2008
               ------------------------------------- ----------------------------
                First Second  Third         Percent   First Second   Third
                 Qtr    Qtr    Qtr     YTD  Of Sales   Qtr    Qtr     Qtr    YTD
               ------ ------ ------ ------- -------- ------ ------  ------  -----
Sales          69,324 61,876 67,866 199,066   100%   11,337   (266) (1,656) 9,415
Cost of sales  13,086 13,430 14,316  40,832    21%      982    679     170  1,831
               ------ ------ ------ ------- -------- ------ ------  ------  -----
Gross margin   56,238 48,446 53,550 158,234    79%   10,355   (945) (1,826) 7,584

Gross margin
 percentage     81.1%  78.3%  78.9%   79.5%

SG&A expense    8,840  9,703  7,061  25,604    13%      750   (942) (1,933)(2,125)
R&D expense     5,910  5,846  5,809  17,565     9%      729    284     (30)   983
Amortization
 expense          240    240    240     720     -       (48)   (42)    (43)  (133)
Interest
 income        (2,887)(2,205)(1,504) (6,596)   (3%)     111  1,047   1,651  2,809
Other non-
 operating
 ex., net       1,187    712  1,103   3,002     1%      618    139     680  1,437
               ------ ------ ------ ------- -------- ------ ------  ------  -----
               13,290 14,296 12,709  40,295    20%    2,160    486     325  2,971
               ------ ------ ------ ------- -------- ------ ------  ------  -----
Earnings before
 income taxes  42,948 34,150 40,841 117,939    59%    8,195 (1,431) (2,151) 4,613
Income taxes   14,355 10,528 13,200  38,083    19%    2,674 (1,414)   (202) 1,058
               ------ ------ ------ ------- -------- ------ ------  ------  -----
               28,593 23,622 27,641  79,856    40%    5,521    (17) (1,949) 3,555
               ====== ====== ====== ======= ======== ====== ======  ======  =====

Diluted
 earnings per
 share            .74    .62    .74    2.10
Weighted avg.
 diluted shares
 outstanding   38,747 37,992 37,499  38,085



                                  BIOTECHNOLOGY (1)
                                 (in thousands of $'s)

                                                        Increase (Decrease)
                             Fiscal 2009                  From Fiscal 2008
               ------------------------------------- ----------------------------
                First Second  Third         Percent   First Second   Third
                 Qtr    Qtr    Qtr    YTD   Of Sales   Qtr    Qtr     Qtr    YTD
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Sales          53,899 48,643 53,718 156,260    100%   8,571  2,067    806  11,444
Intersegment
 sales         (7,762)(8,311)(8,579)(24,652)         (1,315)  (878)  (757) (2,950)
               ------ ------ ------ -------          ------ ------  ------ ------
               46,137 40,332 45,139 131,608           7,256  1,189      49  8,494

Cost of sales  10,247 11,090 11,080  32,417     21%   1,250  1,478     371  3,099
Intersegment
 sales         (7,461)(8,339)(8,494)(24,294)         (1,287)  (909)   (739)(2,935)
               ------ ------ ------ ------- -------- ------ ------  ------ ------
                2,786  2,751  2,586   8,123             (37)   569    (368)   164

Gross margin   43,351 37,581 42,553 123,485     79%   7,293    620     417  8,330

Gross margin
 percentage     81.0%  77.2%  79.4%   79.3%

SG&A expense    5,141 5,418   4,262  14,821      9%     517   (116)   (995)  (594)
R&D expense     5,717 5,643   5,622  16,982     11%     715    275     (18)   972
Amortization
 expense          240   240     240     720      --     (48)   (42)    (43)  (133)
Interest, net  (1,084) (970)   (853) (2,907)    (1%)    173    339     432    944
Exchange
 loss/(gain)       (2)    1       1      --      --     (36)   (11)      6    (41)
               ------ ------ ------ ------- -------- ------ ------  ------ ------
               10,012 10,332  9,272  29,616     19%   1,321    445    (618) 1,148
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Pretax result  33,339 27,249 33,281  93,869     60%   5,972    175   1,035  7,182
               ====== ====== ====== ======= ======== ====== ======  ====== ======

(1)	Includes R&D Systems' Biotechnology Division,
BiosPacific, Inc. and R&D China


                               R&D SYSTEMS EUROPE
                         (in thousands of British pounds)

                                                        Increase (Decrease)
                             Fiscal 2009                  From Fiscal 2008
               ------------------------------------- ----------------------------
                First Second  Third         Percent   First Second   Third
                 Qtr    Qtr    Qtr    YTD   Of Sales   Qtr    Qtr     Qtr    YTD
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Sales          10,175 11,197 12,716  34,088    100%   2,570  1,896   2,536  7,002
Cost of sales   4,260  5,361  6,540  16,161     47%     805  1,308   2,148  4,261
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Gross margin    5,915  5,836  6,176  17,927     53%   1,765    588     388  2,741

Gross margin
 percentage     58.1%  52.1%  48.6%   52.6%

SG&A expense    1,224  1,364  1,191   3,779     11%     110     88      28    226
Interest income  (790)  (583)  (235) (1,608)    (4%)   (107)   190     527    610
Exchange
 loss/(gain)      260    (35)   163     388      1%     356     46     393    795
               ------ ------ ------ ------- -------- ------ ------  ------ ------
                  694    746  1,119   2,559      8%     359    324     948  1,631
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Pretax result   5,221  5,090  5,057  15,368     45%   1,406    264    (560) 1,110
               ====== ====== ====== ======= ======== ====== ====== ======= ======


                            R&D SYSTEMS EUROPE
                           (in thousands of $'s)

                                                        Increase (Decrease)
                             Fiscal 2009                  From Fiscal 2008
               ------------------------------------- ----------------------------
                First Second  Third         Percent   First Second   Third
                 Qtr    Qtr    Qtr    YTD   Of Sales   Qtr    Qtr     Qtr    YTD
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Sales          18,941 17,284 18,293  54,518    100%   3,492 (1,743) (1,933)  (184)
Cost of sales   7,931  8,274  9,405  25,610     47%     911    (19)    679  1,571
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Gross margin   11,010  9,010  8,888  28,908     53%   2,581 (1,724) (2,612)(1,755)

Gross margin
 percentage     58.1%  52.1%  48.6%   53.0%

SG&A expense    2,283  2,094  1,714   6,091     11%      21   (505)   (597)(1,081)
Interest income(1,471)  (906)  (338) (2,715)    (5%)    (84)   670   1,176  1,762
Exchange loss     476      5    238     719      1%     674    170     695  1,539
               ------ ------ ------ ------- -------- ------ ------  ------ ------
                1,288  1,193  1,614   4,095      7%     611    335   1,274  2,220
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Pretax result   9,722  7,817  7,274  24,813     46%   1,970 (2,059) (3,886)(3,975)
               ====== ====== ====== ======= ======== ====== ======  ====== ======



                                    HEMATOLOGY
                               (in thousands of $'s)

                                                        Increase (Decrease)
                             Fiscal 2009                  From Fiscal 2008
               ------------------------------------- ----------------------------
                First Second  Third         Percent   First Second   Third
                 Qtr    Qtr    Qtr    YTD   Of Sales   Qtr    Qtr     Qtr    YTD
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Sales           4,246  4,260  4,434  12,940    100%     589    288     228  1,105
Cost of sales   2,369  2,405  2,325   7,099     55%     108    129    (141)    96
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Gross margin    1,877  1,855  2,109   5,841     45%     481    159     369  1,009

Gross margin
 percentage     44.2%  43.5%  47.6%   45.1%

SG&A expense      436    398    310   1,144      9%     (31)   (89)   (179)  (299)
R&D expense       193    203    187     583      4%      14      9     (12)    11
Interest, net    (102)   (91)   (80)   (273)    (2%)     18     34      43     95
               ------ ------ ------ ------- -------- ------ ------  ------ ------
                  527    510    417   1,454     11%       1    (46)   (148)  (193)
               ------ ------ ------ ------- -------- ------ ------  ------ ------
Pretax result   1,350  1,345  1,692   4,387     34%     480    205     517  1,202
               ====== ====== ====== ======= ======== ====== ======  ======  =====




                             CORPORATE AND OTHER (2)
                               (in thousands of $'s)

                                                           Increase (Decrease)
                                Fiscal 2009                  From Fiscal 2008
                 ---------------------------- ----------------------------
                   First Second  Third          First Second   Third
                    Qtr    Qtr    Qtr    YTD     Qtr    Qtr     Qtr    YTD
                  ------ ------ ------ ------- ------ ------  ------ ------

Interest income      230    238    233     701     (4)    (4)     --     (8)
Rental income         99    131    115     345     32     20      24     76
                  ------ ------ ------ ------- ------ ------  ------ ------
                     329    369    348   1,046     28     16      24     68

SG&A expense         980  1,793    775   3,548    243   (232)   (162)  (151)
Other-Building
 expenses            553    551    573   1,677      9    (49)    (60)  (100)
Other-Equity
 Investment losses   259    286    406     951      3     49      63    115
                  ------ ------ ------ ------- ------ ------  ------ ------
                   1,792  2,630  1,754   6,176    255   (232)   (159)  (136)
                  ------ ------ ------ ------- ------ ------  ------ ------
Pretax result     (1,463)(2,261)(1,406) (5,130)  (227)   248     183    204
                  ====== ====== ====== ======= ====== ======  ====== ======



(2)	Unallocated corporate expenses and Techne's share
of losses by Hemerus Medical, LLC and Nephromics, LLC.